UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2015, MDU Resources Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report that Patrick L. O’Bryan, President of Fidelity Exploration & Production Company (“Fidelity”), had been appointed to serve also as Chief Executive Officer of Fidelity, effective March 1, 2015.

The Company is filing this amendment to the Form 8-K to report that on February 11, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company recommended, and on February 12, 2015, the Board approved, Mr. O’Bryan’s compensation in connection with his promotion, including his 2015 annual incentive award opportunities and long-term incentive award opportunity.

Effective March 1, 2015, Mr. O’Bryan’s annual base salary will increase from $400,000 to $450,000.

Mr. O’Bryan’s 2015 target annual incentive award opportunity changed from 75% of annual base salary, or $300,000, to 200% of his new annual base salary, or $900,000, and is not prorated for the effective date of his appointment. His 2015 annual incentive award opportunity was granted pursuant to the Company’s Long-Term Performance-Based Incentive Plan (the “LTIP”). The terms and conditions of Mr. O’Bryan’s annual incentive award opportunity are described in the Company’s Current Report on Form 8-K, dated February 18, 2015, which was filed with the Securities and Exchange Commission on February 18, 2015 (File No. 1-3480), which description is incorporated herein by reference. The form of Mr. O’Bryan’s annual incentive award agreement under the LTIP is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Mr. O’Bryan also retains a one-time cash incentive opportunity he received in November 2014, where he will receive a payment of $150,000 if he remains an active, full-time employee of Fidelity through December 31, 2015 and maintains a performance rating of “meets expectations” or higher during 2015. This incentive opportunity is described in a letter dated November 5, 2014 and is filed as Exhibit 10.2 hereto and incorporated herein by reference.

He received no long-term incentive award opportunity.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description of Exhibit

10.1	Form of MDU Resources Group, Inc. 2015 Annual Incentive Award Opportunity for Patrick L. O’Bryan
10.2	Patrick L. O’Bryan November 2014 Incentive Opportunity

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2015

MDU RESOURCES GROUP, INC.

By:	/s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of MDU Resources Group, Inc. 2015 Annual Incentive Award Opportunity for Patrick L. O’Bryan
10.2	Patrick L. O’Bryan November 2014 Incentive Opportunity

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